Exhibit 10.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the incorporation by reference in the registration statement of Elbit Systems Ltd. on Form S-8 (File No. 333-9354) pertaining to the employees stock option plan of our report dated March 14, 2005, with respect to the consolidated financial statements and financial statement schedule of Elbit Systems Ltd. and subsidiaries included in this Annual Report on Form 20-F for the year ended December 31, 2004.

                                         /s/   Kost Forer Gabbay & Kasierer
                                         ----------------------------------
                                               Kost Forer Gabbay & Kasierer
                                             A member of Ernst & Young Global


Haifa, Israel, June 27, 2005